UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2003

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	0-10723	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

This Amendment to Current Report on Form 8-K/A (this “Amendment”) is being filed by the Registrant as an amendment to its Current Report on Form 8-K dated March 19, 2003, as filed with the Securities and Exchange Commission on March 26, 2003 (the “Form 8-K”), to amend and restate in its entirety the first sentence of Item 4 of the Form 8-K as follows:

“On March 19, 2003, upon the recommendation of its Audit Committee, the Board of Directors of the Registrant dismissed Deloitte & Touche LLP (“Deloitte”) as the Registrant’s independent auditor, and appointed McGladrey & Pullen, LLP (“McGladrey”) to serve as the Registrant’s independent auditor, for the year ending June 30, 2003.”

The Registrant has provided Deloitte with a copy of this Amendment. A letter dated April 2, 2003, from Deloitte stating its agreement with the statements in Item 4 of this Amendment is listed under Item 7 as Exhibit 16.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto

Raymond M. Soto Chairman and President

Dated:    April 2, 2003

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Exhibit Index

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant.

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